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EXHIBIT 23.1 - CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in Form S-8 of our report dated March 11, 2004, relating to the consolidated financial statements of RPM Technologies, Inc., which are incorporated herein by reference.

S.W. Hatfield, CPA


By: /s/ Scott W. Hatfield
-------------------------
Dallas, Texas
April 23, 2004